Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Red Metal Resources Ltd. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a) The Annual Report on Form 10-K for the year ended January 31, 2021, of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 3, 2021

/s/ Caitlin Jeffs
Caitlin Jeffs
Chief Executive Officer and President
(Principal Executive Officer)

/s/ Joao (John) da Costa
Joao (John) da Costa
Chief Financial Officer
(Principal Financial and Accounting Officer)